UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                June 23, 2005

Ferro Corporation

(Exact Name of registrant as Specified in Charter)

Ohio	1-584	34-0217820

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Lakeside Avenue, Cleveland, OH 44114

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:                216-641-8580

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Signature
Exhibit Index
EXHIBIT 99.1 LETTER OF RESIGNATION

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 23, 2005 Padmasree Warrior, a director of Ferro Corporation, and member of the Board’s Finance Committee and Technology Strategy Committee, announced her resignation from the Company’s Board of Directors. Ms. Warrior is resigning due to the time commitment required by other professional responsibilities. Her resignation is not due to any disagreement with the Company and is effective immediately. The resignation letter is attached as Exhibit 99 hereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 28, 2005	/s/ Hector R. Ortino

Signature

Chairman and Chief Executive Officer

Title

June 28, 2005	/s/ Thomas M. Gannon

Signature

Vice President and Chief Financial Officer

Title

Exhibit Index

Exhibit No.	Description
99.1	Director Letter of Resignation